UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 3, 2006

Date of Report (Date of earliest event reported)

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1666 East Touhy Avenue Des Plaines, Illinois	60018
(Address of principal executive offices)	(Zip Code)

(847) 827-9666
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 6, 2006, Lawson Products, Inc. (the “Company”) announced the election of Scott Stephens as Chief Financial Officer, effective January 3, 2006. Mr. Stephens, 36, has served as Vice President Finance since 2004. From 2001 to 2004, Mr. Stephens was Chief Financial Officer at Wormser Company. From 1998 to 2001, Mr. Stephens was a Senior Manager in the Merger and Acquisition Advisory Practice of Ernst & Young LLP.

Thomas Neri, who has served as Chief Financial Officer and Treasurer since 2003, remains as Lawson’s Executive Vice President, Finance, Planning & Corporate Development.

Mr. Stephens is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 6, 2006, the Company announced the election of Scott Stephens as Chief Financial Officer and William Holmes as Treasurer, effective January 3, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release issued by Lawson Products, Inc. on January 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Dated: January 9, 2006	By:	/s/ Scott Stephens

Name: Scott Stephens
Title: Chief Financial Officer